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                                                                   EXHIBIT 10.56

January 19, 2001


                          Lease Cancellation Agreement


Verilink Corporation (as Successor to TxPort, Inc.) as Lessee and Industrial Properties of the South as Lessor have a lease agreement dated June 1993, as amended (the "Lease") in which Verilink's space on the top, third floor, and first floor space expire as of February 28, 2001; but Verilink's lease on the second floor space runs through March 31, 2002.

Lessee and Lessor hereby agree that the Lease is cancelled, terminated and no longer in effect as of February 28, 2001 and that Lessee will surrender the space empty in broom clean condition as of the same date.

Other business terms regarding this cancellation are covered in a separate letter agreement of this same date.


/s/  Charlene B. Graham    1/19/01             /s/  C. W. Smith         1/19/01
--------------------------------------         --------------------------------
by:  Lessor                Date                by: Lessee               Date
     Industrial Properties of the South            Verilink Corporation
                                                   VP & Corporate Controller
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January 19, 2001


                 Business Terms of Lease Cancellation Agreement


Verilink agrees to pay Industrial Properties of the South rent on the second floor for March, April, and May of 2001 in order to receive a cancellation of rent due for the remaining ten (10) months of the lease. At $13,968.39 per month, this is a savings of $139,683.90 to Verilink.

This consideration is necessary to recoup the discounted rate Verilink has had for the past two (2) years of $6.40 rather than $6.90 for the longer term lease.



/s/  Charlene B. Graham       1/19/01
-------------------------------------
   Charlene B. Graham         date



                                        /s/  C. W. Smith                1/19/01
                                        ---------------------------------------
                                        by: Verilink Corporation         date
                                        VP & Corporate Controller